UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2016

1-800-FLOWERS.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	0-26841 (Commission File Number)	11-3117311 (IRS Employer Identification No.)

One Old Country Road, Suite 500
Carle Place, New York 11514

 (Address of principal executive offices) (Zip Code)

(516) 237-6000

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c)

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the 2016 Annual Meeting of Stockholders of 1-800-Flowers.com, Inc. (the “Company”) held on December 13, 2016, stockholders approved an amendment to Sections 2 and 3 of Article V of the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “Charter Amendment”) declassifying the Board of Directors of the Company (the “Board”), instituting annual voting for each director beginning with the 2016 Annual Meeting of Stockholders, and, consistent with Delaware law for unclassified boards, permitting stockholders holding a majority of the total voting power of the Company’s outstanding common stock to remove directors either with or without cause.  Previously, the Third Amended and Restated Certificate of Incorporation permitted the removal of directors only for cause and only by the affirmative vote of not less than 66.67% of the total voting power of the Company’s outstanding common stock.

On September 14, 2016, the Board approved an amendment (the “By-Laws Amendment”) to Sections 1, 2 and 12 of Article IV of the Amended and Restated By-Laws of the Company, which was contingent upon the approval of the Charter Amendment by the Company’s stockholders.  The By-Laws Amendment became effective upon the effectiveness of the Charter Amendment on December 13, 2016.  Similar to the Charter Amendment, the By-Laws Amendment removes references to a classified Board and reflects stockholders’ ability to remove directors on an unclassified Board with or without cause.

The foregoing description is qualified in its entirety by reference to the copy of the Charter Amendment and the By-Laws Amendment, which are filed as Exhibit 3.1 and 3.2, respectively, to this Current Report on Form 8-K.

ITEM 5.07 Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Stockholders on December 13, 2016.  The stockholders considered five proposals, each of which is described in more detail in the Proxy Statement.  The matters voted upon at the meeting and the results of the votes are stated below.

1.           The stockholders approved the amendment to the Articles of Incorporation to declassify the Board.

For	Against	Abstain	Broker Non-Votes
319,060,211	10,301	8,173	5,184,150

2.           The following nominees for directors were elected to serve a one year term expiring at the 2017 annual meeting of the stockholders:

Nominee	For	Withheld	Broker Non-Votes
Geralyn Breig	318,313,192	765,493	5,184,150
Celia Brown	318,575,743	502,942	5,184,150
James Cannavino	312,639,072	6,439,613	5,184,150
Eugene DeMark	318,741,871	336,814	5,184,150
Leonard Elmore	315,893,912	3,184,773	5,184,150
Sean Hegarty	318,744,380	334,305	5,184,150
Christopher G. McCann	318,744,905	333,780	5,184,150
James F. McCann	317,276,745	1,801,940	5,184,150
Larry Zarin	312,972,944	6,105,741	5,184,150

3.           The stockholders  ratified the appointment of BDO USA, LLP to serve as register public accountants for the fiscal year ending July 2, 2017.

For	Against	Abstain	Broker Non-Votes
324,002,627	53,709	206,499	-

4.           The stockholders re-approved the 2003 Long Term Incentive and Share Award Plan, as amended and restated on October 22, 2009, as amended as of October 28, 2011 and September 14, 2016.

For	Against	Abstain	Broker Non-Votes
312,140,177	6,745,579	192,929	5,184,150

5.  The stockholders approved the Section 16 Executive Officers Bonus Plan, as amended and restated as of September 14, 2016.

For	Against	Abstain	Broker Non-Votes
318,618,861	263,573	196,251	5,184,150

ITEM 9.01  Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description

3.1	Amendment No. 2 to Amended and Restated Certificate of Incorporation of 1-800-Flowers.com, Inc., dated December 13, 2016

3.2	Amendment to Amended and Restated By-Laws of 1-800-Flowers.com, Inc., effective December 13, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 15, 2016

1-800-FLOWERS.COM, Inc. By: /s/ William E. Shea William E. Shea Chief Financial Officer & Senior Vice-President